UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2014

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island  02903

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

On January 24, 2014, Textron Inc. (“Textron”) entered into a Term Credit Agreement (the “Loan Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and Bank of America, N.A., as syndication agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agent, and other lenders.  The Loan Agreement provides that the lenders have committed to loan to Textron an aggregate principal amount of $500 million which Textron may draw on or prior to July 24, 2014.

Textron will have two options with respect to interest on borrowings under the Loan Agreement. The first option is for interest to be payable at a rate per annum equal to the Base Rate which is the greatest of (a) the Prime Rate, (b) the Federal Funds Rate plus ½ of 1% and (c) the sum of 1% plus the one-month LIBOR rate  for U.S. dollar deposits, plus a margin which can range from 12.5 basis points to 100 basis points depending on Textron’s senior unsecured long-term debt ratings as determined by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) and Fitch Ratings Ltd. (“Fitch”).   Based on Textron’s current S&P, Moody’s and Fitch ratings (BBB-, Baa3 and BBB-, respectively) the Base Rate Margin would be 50 basis points. Alternatively, Textron may opt to pay interest at a rate per annum equal to the sum of the applicable Eurodollar Rate, plus a margin which can range from 112.5 basis points to 200 basis points depending upon Textron’s ratings. This Eurodollar Margin would currently be 150 basis points.

Textron also will pay an Undrawn Commitment Fee under the Loan Agreement, until the earlier of the funding date and July 24, 2014.  This fee will accrue on the outstanding commitments under the Loan Agreement at a rate per annum that can range from 12.5 basis points to 30 basis points, depending on Textron’s ratings by S&P, Moody’s and Fitch. At Textron’s current rating, the fee is 22.5 basis points.

The loans under the Loan Agreement are required to be repaid in consecutive quarterly installments equal to 5% of the initial aggregate principal amount of the term loans made on the funding date, on the last business day of each March, June, September and December, beginning on the first such quarterly date following the second anniversary of the funding date, with a final maturity date five years from the funding date.

The Loan Agreement contains covenants that, among other things:

•                  provide that Textron may not consolidate with, merge with or into, or sell all or substantially all of its assets to any other entity unless such entity expressly assumes all of Textron’s obligations under the Loan Agreement;

•                  restrict the ability of Textron and its manufacturing subsidiaries to  incur liens, other than certain permitted liens, including liens securing indebtedness not in excess of the Pooled Basket Amount (equal to 3% of the consolidated total assets of Textron and its manufacturing subsidiaries);

•                  restrict the ability of Textron’s manufacturing subsidiaries to incur certain indebtedness in excess of the Pooled Basket Amount;

•                  require Textron to maintain the Finance Company Leverage Ratio (as such term is defined in the Loan Agreement)  at no more than 9 to 1;

•                  require the Consolidated Indebtedness (as such term is defined in the Loan Agreement) of Textron and its manufacturing subsidiaries not to exceed 65% of Consolidated Capitalization (also as defined in the Loan Agreement).

The Loan Agreement contains customary Events of Default (as defined in the Loan Agreement); in addition, a Change of Control (also as defined in the Loan Agreement) triggers an Event of Default under the Loan Agreement.  Upon the occurrence of an Event of Default, all loans outstanding under the Loan Agreement (including accrued interest and fees payable with respect thereto) may be declared immediately due and payable and all commitments under the Loan Agreement may be terminated.

The foregoing description of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Agreement, which is expected to be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 28, 2013.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.             Other Events

On January 30, 2014, Textron issued and sold $250,000,000 principal amount of its 3.65% notes due 2021 (the “2021 Notes”) and $350,000,000 principal amount of its 4.30% notes due 2024 (the “2024 Notes” and, together with the 2021 Notes, the “Notes”) pursuant to its Registration Statement on Form S-3 (No. 333-175886), including the related Prospectus dated July 29, 2011, as supplemented by the Prospectus Supplement dated January 23, 2014. The exhibits to this Current Report on Form 8-K are hereby incorporated by reference in such Registration Statement.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit Number	Description

1.1

Underwriting Agreement dated January 23, 2014 between Textron and the underwriters named therein, for whom J.P. Morgan Securities LLC and Citigroup Global Markets Inc. acted as representatives, relating to the offer and sale of the Notes, including Underwriting Agreement Standard Provisions (Debt) dated January 23, 2014.

4.1	Form of Global Note for the 2021 Notes.

4.2	Form of Global Note for the 2024 Notes.

4.3	Officers’ Certificate dated January 30, 2014 establishing the Notes pursuant to the Indenture.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

/s/ E. Robert Lupone
E. Robert Lupone
Executive Vice President, General Counsel and Secretary

Date: January 30, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement dated January 23, 2014 between Textron and the underwriters named therein, for whom J.P. Morgan Securities LLC and Citigroup Global Markets Inc. acted as representatives, relating to the offer and sale of the Notes, including Underwriting Agreement Standard Provisions (Debt) dated January 23, 2014.

4.1	Form of Global Note for the 2021 Notes.

4.2	Form of Global Note for the 2024 Notes.

4.3	Officers’ Certificate dated January 30, 2014 establishing the Notes pursuant to the Indenture.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).